Exhibit 99.1

Empowering Traders to Claim Their Financial Edge I nv e stor Pr e se n tati o n No v e m ber 2021

Disclaimers

About this Presentation

This presentation relates to a proposed business combination (the "Business Combination") between TradeStation Group, Inc. (the "Company") and Quantum FinTech Acquisition Corporation ("Quantum"). The information contained herein does not purport to be all-inclusive and none of the Company, Quantum or their respective directors, officers, stockholders, affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation or any other written or oral communication communicated to the recipient of this presentation in the course of their evaluation of the Company or Quantum. The information contained herein is preliminary and subject to change and such changes may be material. This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of the Company, Quantum, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this presentation. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination between the Company and Quantum, the Company intends to file a registration statement on Form S-4 (the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC") that will include a proxy statement / prospectus and certain other related documents, to be used at the meeting of Quantum stockholders to approve the proposed Business Combination. Investors, security holders and other interested persons are advised to read, when available, the Registration Statement and proxy statement / prospectus and any amendments thereto, and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Company, Quantum and the proposed Business Combination. The definitive proxy statement / prospectus will be mailed to stockholders of Quantum as of a record date to be established for voting on the proposed Business Combination. Investors, security holders and other interested persons will also be able to obtain copies of the Registration Statement and other documents containing important information about the Business Combination and the parties to the Business Combination once such documents are filed with the SEC, without charge, at the SEC's website at www.sec.gov, or by directing a request to: Quantum FinTech Acquisition Corp., 4221 W. Boy Scout Blvd., Suite 300, Tampa, FL 33607, Attention: Investor Relations or by email at IR@qftacorp.com.

Participants in the Solicitation

Quantum and the Company, their respective directors and executive officers and certain investors may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Quantum and their ownership is set forth in Quantum's filings with the SEC, including its final prospectus relating to its initial public offering in February 2021, which is available free of charge at the SEC's website at www.sec.gov. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Quantum shareholders in connection with the proposed Business Combination, including the Company's directors and executive officers and certain investors, will be contained in the Registration Statement for the Business Combination when available.

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect the Company and Quantum's current views with respect to, among other things, the future operations and financial performance of the Company, Quantum and the combined company. Forward-looking statements in this presentation may be identified by the use of words such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "foreseeable," "future," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek," "should," "target," "trends," "will," "would" and similar terms and phrases. Forward-looking statements contained in this presentation include, but are not limited to, statements as to (i) account growth rates and total accounts, (ii) marketing and product / IT development costs, (iii) trading volumes, (iv) revenue, including trading-related revenue by product, (v) market growth, (vi) planned strategic initiatives and other plans to try to accelerate account growth and revenue, (vii) payback periods and account acquisition costs, (viii) customer assets, (ix) Adjusted EBITDA, (x) the expected timing, completion and effects of the Business Combination, (xi) the Company's present and future plans for its business and operations, and (xii) the Company's expectations as to market results and conditions. The forward-looking statements contained in this presentation are based on the current expectations of the Company, Quantum and their respective management and are subject to risks and uncertainties.

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Disclaimers (Cont.)

Forward-Looking Statements (Cont.)

No assurance can be given that future developments affecting the Company, Quantum or the combined company will be those that are anticipated. Actual results may differ materially from current expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of the Company and Quantum. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them.

Such factors include, but are not limited to, the risk that the Business Combination may not be completed in a timely manner or at all; the failure to obtain financing for the Business Combination or meet other closing conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement in respect of the Business Combination; failure to achieve sufficient cash available (taking into account all available financing sources) following any redemptions of Quantum's public shareholders; failure to obtain the requisite approval of Quantum's shareholders; failure to meet relevant listing standards in connection with the consummation of the Business Combination; the effect of the announcement or pendency of the Business Combination on the Company's business; risks that the proposed Business Combination disrupts current plans and operations of the Company; failure to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined entity to maintain relationships with customers and suppliers and strategic alliance third parties and retain its management and key employees; potential litigation relating to the proposed Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of the announcement and execution of the Business Combination; unexpected costs and expenses related to the Business Combination; estimates of the Company and the combined company's financial performance being materially incorrect predictions; changes in general economic or political conditions; changes in the markets that the Company targets or the combined company will target; slowdowns in securities or cryptocurrency trading or shifting demand for security or crypto currency trading products; the impact of the ongoing COVID-19 pandemic; the evolving digital asset market, including the regulation thereof; possible regulations that further limit, or eliminate, the ability of the Company to accept payment for order flow or similar rebates; any change in laws applicable to Quantum or the Company or any regulatory or judicial interpretation thereof; risks related to data security and privacy; changes in accounting principles and guidelines and the ability of the Company and the combined company to maintain effective internal controls over financial reporting **and other factors, risks and uncertainties set forth in the Appendix to this presentation**. Quantum and the Company caution that the foregoing list of factors is not exhaustive. Any forward-looking statement made in this presentation speaks only as of the date of this presentation. Plans, intentions or expectations disclosed in forward-looking statements may not be achieved and the recipient of this presentation should not place undue reliance on such forward-looking statements. Neither the Company nor Quantum undertake any obligation to update, revise or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Financial Information

This presentation contains financial forecasts for the Company and the combined company with respect to certain financial results. Neither the Company's nor Quantum's respective independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to these projections for the purpose of their inclusion in this presentation, and none of the Company, Quantum or their respective auditors express any opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of this projected information has been provided for purposes of comparisons with historical data. Further, the assumptions and estimates underlying this prospective information are inherently uncertain and are subject to a wider variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such prospective information. Accordingly, there can be no assurance that this prospective information is indicative of the future performance of the Company, Quantum or the combined company or that actual results will not differ materially from those presented in this prospective information.

Inclusion of this prospective information in this presentation should not be regarded as any representation or warranty by any person that the results contained in such prospective information will be achieved. Further, the financial information and data contained herein in respect of the Company have been prepared on the basis of a fiscal year ending on March 31 of each year, for example fiscal year ended 2020 ended on March 31, 2020 and fiscal year ended 2021 ended on March 31, 2021, and as such may not be comparable with the financial information and data of other companies, including competitors, who do not use the same fiscal year end. Certain amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.

2

Disclaimers (Cont.)

Non-GAAP Information

This presentation includes non-GAAP financial measures, including Adjusted EBITDA and Adjusted Pre-tax Income (Loss). Adjusted EBITDA represents net income (loss) attributable to the Company before net interest expense, income tax provision (benefit), depreciation and amortization, and excludes certain other expenses or items, including swap fair value gains (losses), severance expenses, write-offs, certain contractual settlements and cryptocurrency timing gains and losses. Adjusted Pre-tax Income (loss) represents net income (loss) attributable to the Company before income tax provision (benefit), and certain expenses and other items, including swap fair value gains (losses), severance expenses, write-offs, certain contractual settlements and cryptocurrency timing gains and losses. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding the Company's liquidity, financial condition and results of operations as well as regarding period-over-period performance of the same. The Company does not consider these non-GAAP measures in isolation or as an alternative to liquidity or financial measures determined in accordance with GAAP. A limitation of these non-GAAP financial measures is that they exclude significant items that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items are excluded or included in determining these non-GAAP financial measures and therefore the basis of presentation for these measures may not be comparable to similarly-titled measures used by other companies. You should review the Company's audited financial statements, and not rely on any single financial measure to evaluate the Company's business. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Industry and Market Data

In this presentation, the Company and Quantum rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. However, neither the Company nor Quantum has independently verified the accuracy or completeness of any such third-party information. The recipient is cautioned not to give undue weight to such industry and market data.

Trademarks, Trade Names and Service Marks

This presentation includes trademarks, trade names and service marks that are the property of their respective owners, and are protected under applicable intellectual property laws. Solely for convenience, trademarks, trade names and service marks referred to in this presentation (such as "TradeStation," a registered trademark of the Company) may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company or Quantum will not assert, to the fullest extent under applicable law, rights or the right of the applicable licensor to these trademarks, trade names and service marks. This presentation may also contain trademarks, trade names and service marks of other parties, and neither the Company nor Quantum intends the use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of, these other parties.

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Today's Presenters



John Schaible

Chairman & CEO,
Quantum

- Chairman and CEO of Quantum. Prior to co-founding Quantum Ventures, Quantum's Sponsor, Mr. Schaible co-founded Atlas Bank, Anderson Bank, NexTrade and Matchbook Fx.



John Bartleman

President & CEO and
Member of the Board,
TradeStation

- President and CEO of TradeStation and member of board of directors. Prior to this role Mr. Bartleman served in numerous senior roles within TradeStation and as a research systems analyst for Franklin Templeton.



Greg Vance

Chief Financial Officer &
Treasurer,
TradeStation

- CFO and Treasurer of TradeStation. Prior to this role Mr. Vance served in numerous senior roles at FIS and SunGard in the asset management, wealth management and institutional brokerage businesses.

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Table of Contents

I. Investment Highlights
II. Transaction Overview
III. Investment Opportunity
IV. Growth Accelerators
V. Financial & Valuation Overview
VI. Appendix



9:57
14.61
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14.62

I. Investment Highlights

Quantum FinTech Acquisition Corporation and TradeStation

Quantum Overview	▪ Quantum FinTech Acquisition Corporation is a blank check company operated and managed by a team of successful financial technology ("FinTech") entrepreneurs that have founded, built and monetized FinTech companies in banking, trading, exchange operations, clearing, custody, settlement and other financial services businesses
Experienced FinTech Leadership Team	▪ Members of the Quantum management team have successfully secured approvals to operate de novo banks, correspondent clearing broker-dealers, broker-dealers, alternative trading systems, foreign banks and Electronic Communication Networks (ECNs)

TradeStation is an ideal partner for Quantum FinTech, meeting key acquisition criteria:

- Best-in-Class Management
- High Growth Business
- Meaningful Scale, Material Differentiation
- Excellent Platform for New Product Distribution
- Capital Inflection Point
- Superior and Scalable Risk Management

Well-positioned for market growth:

- Proprietary technology and vertical integration of the trading value chain drive superior scalability
- Differentiated product suite with solutions suited to both first-time investors and experienced traders
- Growing in-house investor education and social platforms drive customer engagement
- Application Programming Interface ("API") channels for scalable third-party revenue streams

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Investment Highlights – Transaction Rationale

TradeStation is a FinTech Pioneer in Online Trading for the Self-Directed Investor

- **Positioned to Capitalize on Large Addressable Market Opportunity**
  TradeStation targets individual investors who are looking for better trading technology and tools to achieve their goals and for more choices of what they can trade
  - Multi-asset online broker – stocks, ETFs, options, futures and crypto
  - Disruptive, fast-growing crypto brokerage offering
  - Trusted brand name and FinTech heritage
- **Strong Operations and Public Company Ready**
  - Seasoned and sophisticated senior management team
  - Solid in-house legal, compliance, enterprise risk management, internal audit, finance and accounting and information security departments
  - Self clears all asset classes and directly connects to exchanges, market makers and liquidity providers
- **Committed Owners**
  - Monex, 100% owner today, not selling any shares – rolling 100% of its equity
  - Monex also to subscribe for $50mm of PIPE
  - Over 80% of shares post-closing subject to lock-up, some up to 3 years[1]
- **Attractive Valuation**
  - Pricing compared to peer group[2] creates attractive value proposition

Customer Accounts

145k+ → **927k+**

As of 3/31/21 — *For FYE 3/31/24E*

Customer Assets

$~10bn → **$~24bn**

As of 3/31/21 — *For FYE 3/31/24E*

Strong Revenue Performance Projected

($ in millions)


CAGR: 54%
$219
$349
$518
FYE 3/31/22E
FYE 3/31/23E
FYE 3/31/24E

Note: This page contains forward-looking statements that reflect TradeStation's assumptions, plans, estimates and beliefs and involve numerous risks and uncertainties. Please see pages 1 - 3 for information regarding non-GAAP financial measures and forward-looking statements and the Appendix for various relevant assumptions. Actual results may differ materially from those contained in any forward-looking statements.

(1) Monex lock-up: one-third of shares until earlier of 12 months and sustained $12.50 stock price; one-third until earlier of 24 months and sustained $15.00 stock price; and one-third until earlier of 36 months and sustained $17.50 stock price (lockup does not apply to any shares acquired by Monex in the PIPE). Sponsor lock-up: until earlier of 12 months and sustained $12.50 stock price. Sustained stock price means specified price (or higher) is last reported sale price for 20 out of any 30 consecutive trading days. Lock-ups subject to customary permitted transferee exceptions.

(2) Peers selected include Apex Clearing, Charles Schwab, Coinbase, eToro, Interactive Brokers, MoneyLion, Robinhood, SoFi and XP, Inc. See page 33 for peer group analysis.

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Positioned to Capture Larger Share of Expanding Total Addressable Market

The self-directed investor market in the U.S. is growing at a mid-teens annual rate[(1)]



In addition to serving the US, TradeStation taps international markets, with ~20% of accounts held by non-U.S. customers(4)
2018-2021E US Self-Directed Investor CAGR: ~16%(2)
6mm(1)(2)
Total US Active Traders(3)
28mm(2)
Total US Active Investors(3)
28mm(2)
Total U.S. Traditional Investors(3)
63mm(1)
Total U.S. Self-Directed Investors

(1) Estimated 2020 market size per Celent, Ashley Longabaugh, The 2020 Self-Directed Investor and Brokerage Market (July 2020).
(2) Estimated 2020 market size per Celent, Ashley Longabaugh, Retail Brokerage Market Overview (April 2021).
(3) "Active Traders" is defined as traders who make more than 10 trades per month. "Active Investors" is defined as individuals who trade more often than traditional investors, roughly 3 – 10 trades per month. "Traditional Investors" is defined as long-term investors with infrequent trading activity.
(4) As of June 30, 2021.

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II. Transaction Overview

Transaction Summary

Transaction Structure	▪ TradeStation Newco Sub to merge with Quantum (NYSE:QFTA); Quantum to become a wholly-owned subsidiary of TradeStation, and TradeStation to become a publicly-traded company
Valuation	▪ Pre-money enterprise value ascribed to TradeStation of approximately $1.34bn(1)
Uses	▪ Marketing & Headcount: $80-100mm(2) ▪ Liquidity & Working Capital: $160-200mm

Pro-Forma Ownership(3)(4)(5)(6)(8)

Over 80% of shares post-closing subject to lock-up, some up to 3 years(7)



1.6%
12.5%
5.0%
80.9%
Existing TradeStation Shareholder (Monex)(5)(8)
Third-Party PIPE Investment(8)(9)
SPAC Public Shareholders(4)
SPAC Sponsor Shares(6)

Indicative Sources and Uses ($mm)(3)

Sources		Uses	
SPAC Trust Funds	$201(4)	TradeStation Shareholder Rollover (Monex)	$1,298
Third-Party PIPE	75	Cash to Balance Sheet / Primary Proceeds	281(4)
Monex PIPE	50	Estimated Transaction Expenses	45
TradeStation Rollover Equity (Monex)	1,298		
Total Sources	**$1,624**	**Total Uses**	**$1,624**

Note 1: This page contains forward-looking statements. Please refer to page 2 for disclosures regarding forward-looking statements.

Note 2: The earn-out conditions relating to Monex and SPAC Sponsor shares described in the footnotes below allow vesting of 50% of the shares subject to earn out upon a sustained VWAP (see footnote 7 for a definition of sustained) of $12.50 and vesting of the remaining 50% of such shares upon a sustained VWAP of $15.00, in each case over a five-year period. In the event that these earn-out conditions are not met within such five-year period, the right to receive such shares will be forfeited. See Transaction Overview in Appendix

(1) Comprised of $1,298mm pre-money equity value and net debt as of 6/30/21 of $45mm, comprised of total debt of $228mm and cash of $118mm (and excluding $65mm of firm assets available related to the crypto lending business which are funded with Monex loans). The enterprise value is not subject to any adjustment for changes in net debt.

(2) Represents estimated amount, when combined with projected cash from operations, needed to cover increased marketing spend and headcount over the three-year period ending March 31, 2024.

(3) Assumes $10 per share, excluding incentive shares (see footnote 4 and 8), no post-closing change of control and does not include impact of dilution from warrants. In addition, does not include equity plans or compensation.

(4) Includes 750,000 shares distributed to non-redeeming public shareholders and assumes no shareholder redemptions.

(5) Does not include an additional 34.1mm shares in aggregate that could be issued to Monex if certain earn-out conditions are met. See **Note 2** above for detail regarding such earn-out conditions.

(6) Does not include 798,894 shares in aggregate that will be subject to certain earn-out conditions or 1,610,554 shares that Sponsor will forfeit at the closing. See **Note 2** above for details regarding such earn-out conditions.

(7) Monex Group lock-up: one-third of shares until earlier of 12 months and sustained $12.50 last reported sale price; one-third until earlier of 24 months and sustained $15.00 last reported sale price; and one-third until earlier of 36 months and sustained $17.50 last reported sale price. Monex's PIPE shares are not subject to this lock-up. Sponsor lock-up: until earlier of 12 months and sustained $12.50 last reported sale price. Lock-ups subject to customary permitted transferee exceptions. With respect to any stock price, sustained means specified price (or higher) is the price for 20 out of any 30 consecutive trading days.

(8) Does not include shares potentially issued to non-Monex PIPE investors pursuant to a make-whole provision, whereby the investor will be issued additional shares such that they are made whole on the dollar amount of their original investment based on the lower of the 10-day VWAP ending on the 60th trading day following the effectiveness of the resale resignation statement and the VWAP for such 60 trading day period, if either is less than $10.00, with a floor of $6.50.

(9) Third-party PIPE investors committing $5mm or more to receive 10% of their commitment as incremental incentive shares (assumed to be 750,000 incremental incentive shares).

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III. Investment Opportunity

TradeStation is Well-Positioned to Benefit from Growth Opportunities

1. Award-Winning Suite of Trader and Investor Products
2. Expanding Customer Base of Experienced and New Traders
3. Differentiated Positioning in the Market
4. Efficient Account Acquisition Engine Primed for Significant Marketing ROI
5. Well-Defined Marketing Strategy

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Product Suite Caters to a Broad Spectrum of Self-Directed Investors

From highly active full-time traders requiring advanced charting and trading functionality…



TradeStation 10 Desktop Platform

Advanced stocks, futures and options trading platform with powerful tools to help traders test, optimize, monitor and automate custom trading strategies

OptionStation Pro

Options analytics trading platform designed for stock and index options traders



…to self-directed retail investors looking for simplicity and ease of use

TradeStation Mobile & Mobile Apps

Stocks, futures, options and crypto trading on-the-go





TradingView (API Integration)

Stocks, ETFs, futures and crypto trading by accessing TradeStation directly from the TradingView community

StockBrokers.com

Active Trading – "Best in Class," 11th Year in a Row
Platform & Tools – "Best in Class," 10th Year in a Row
Options Trading – "Best in Class," 9th Year in a Row
Futures Trading – "Best in Class," 2nd Year in a Row
TradeStation Crypto Wins Inaugural "#1 Crypto Technology" – 2021

Note: The TradingView screen is owned by TradingView. TradingView is not a TradeStation company or affiliate. See page 26 for more detail regarding TradeStation's strategic alliances.

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Expanding Customer Base

TradeStation is a go-to platform for active individual traders looking for an edge



Baby Boomer / Gen-X (Born 1946-1980)

- Average age: 49 years old
- 31-month average account tenure
- $710K average net worth
- $39K average balance at TradeStation
- Heavy desktop platform use

Newcomer growth accelerated during COVID



Millennials / Gen-Z (Born after 1980)

- Average age: 27 years old
- 11-month average account tenure
- $144K average net worth
- $9K average balance at TradeStation
- Attracted to mobile products and social platforms

Customer Age Mix
As a % of total customers


95%
5%
86%
14%
As of March 31, 2019
As of June 30, 2021
Baby Boomer / Gen X (Born 1946-1980)
Millennials / Gen-Z (Born after 1980)

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Source: Based on client onboarding information and other company data. Data as of June 30, 2021.

Uniquely Positioned to Win

TradeStation seeks to capture traders and active investors from legacy and challenger brokers and can be a bridge to the traditional asset classes for new crypto traders

	Legacy Brokers Traditional Investors, Traders, Advisors	Challenger Brokers Beginner Investors & Traders	TradeStation	Crypto Exchanges Crypto Investors & Traders
Cryptocurrency Trading	○	◕	●	●
Self-Clears Stocks, Options, and Futures	◕	○	●	○
Strategy Back-Testing & Automation	◕	○	●	○
Advanced, Multi-Asset API Technology	◑	○	●	○
Education & Social Community	◕	◕	●	◔

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Strong Track Record of Growing Customer Accounts Average Active Accounts (1) (in thousands) (1) “Active Account” means one with a positive balance. Prior to April 1, 2020 a different definition was used for reporting this account metric, but this chart uses the current “positive balance” definition for all periods. Q 2 Q3 FYE 3/31/21 Q 2 Q3 FYE 3/31/20 Q 2 Q3 FYE 3/31/19 Q 2 Q3 FYE 3/31/18 70 73 76 79 83 88 92 95 98 102 113 103 104 122 129 138 Q1 Q4 Q1 Q4 Q1 Q4 Q1 Q4 ▪ Brand Refresh ▪ Simplified Pricing ▪ TradeStation 10 ▪ Web API ▪ F u ll y P a i d Le nd i n g ▪ A cc o un t O p e n i n g P r o c e ss R e d e s i g n ▪ Commission Free Trading ▪ TradeStation Crypto ▪ YouCanTrade ▪ New Futures Options Platform ▪ TradingView Alliance ▪ New TradeStation.com Website ▪ Real - time Account Funding ▪ Data - Driven Marketing Mix ▪ Crypto API ▪ Crypto Added to TradingView 17 152 Q1 FYE 3/31/22

5 ,6 0 3 2 9 6 FQ 1 ' 1 8 FQ 2 ' 1 8 FQ 3 ' 1 8 FQ 4 ' 1 8 FQ 1 ' 1 9 FQ2'19 FQ 3 ' 1 9 FQ 4 ' 1 9 FQ 1 ' 2 0 FQ 2 ' 2 0 FQ 3 ' 2 0 FQ 4 ' 2 0 FQ 1 ' 2 1 FQ 2 ' 2 1 FQ 3 ' 2 1 FQ 4 ' 2 1 FQ 1 ' 2 2 Efficient Account Acquisition Engine… (1) “Account Acquisition Cost,” for a given period, is marketing expense for the period divided by new accounts opened during such period. An account is not considered acquired until it is funded. Account Acquisition Cost is expected to increase to $335 f or f iscal year ending March 31, 2022 and then level off and begin to decrease in f iscal year ending March 31, 2023 as a result of TradeStation’s planned substantial increases in marketing spend over the next 2 to 3 y ears. See slide 29 for additional details. Please see pages 1 – 3 f or information regarding non - GAAP financial measures and forward - looking statements and the Appendix for various relevant assumptions. (2) “Lif etime Value” means the average total revenue generated per customer account for the expected life of an account for t he FYE18 - FYE21 customer cohorts. Approximately 76% of such revenue is estimated to be received within the first five years f ollowing opening of the account. (3) The Account Acquisition Cost used for purposes of this calculation reflects the average Account Acquisition Cost for each of the quarters in the period FYE18 - FYE21, which was $296. 18 $462 Decreasing Account Acquisition Cost (1) Increasing Gross New Account Additions L i f e t i m e V a l u e ( L T V ) (2) = $3 , 2 0 6 L T V / A cc oun t A c qu i s i t i o n C o s t (3) = 10 . 8 22 , 293 $257

…But Historically Under - Invested in Marketing $4 0 t o $50 $17 $391 $298 $229 $214 T o t a l M a r k e t i n g S p e n d Source: Public filings for TD Ameritrade, Charles Schwab and E - Trade: July 2019 – June 2020. eToro data: CY 2020. Interactive Brokers data: April 2021. TradeStation data: FYE 3/31/21. 19 ($ in millions)

Demonstrated Ability to Acquire Valuable Customers

($ in millions)


7.2x
projected 7-year return
$80
$15
$10
$17
$23
$16
8-month payback(1)
$11
FYE 3/31/18 Cohort
7.2x
projected 6-year return
$80
$19
$17
$25
$19
7-month payback(1)
$11
FYE 3/31/19 Cohort
7.8x
projected 5-year return
$87
$37
$31
$19
7-month payback(1)
$11
FYE 3/31/20 Cohort
9.3x
projected 4-year return
$163
$124
$38
5-month payback(1)
$17
FYE 3/31/21 Cohort
Marketing Spend
FYE 3/31, Actual Cohort Revenue
2018
2019
2020
2021
Projected Cohort Revenue
FYE 3/31/22 – 3/31/24

Note: Cohort represents new accounts acquired in a particular year. "Revenue" is defined as trading-related revenue plus net interest income generated by active accounts of cohort for relevant period. This page contains forward-looking statements that reflect TradeStation's assumptions, plans, estimates and beliefs and involve numerous risks and uncertainties. Please see pages 1 - 3 for information regarding non-GAAP financial measures and forward-looking statements and the Appendix for various relevant assumptions. Actual results may differ materially from those contained in any forward-looking statements.

(1) The payback period equals the number of months required to generate sufficient revenue to equal or exceed the marketing expenditures in respect of such account cohort.

20

Plan to Significantly Increase Marketing Investment

The Company estimates an 11 – 12 month payback period[(1)] for future cohorts and, based on trends shown by the recent cohorts, the Company estimates 6 – 7x returns on marketing spend within 7 years or less



($ in millions)
8-month payback
$11
$16
FYE 3/31/18 Cohort
7-month payback
$11
$19
FYE 3/31/19 Cohort
7-month payback
$11
$19
FYE 3/31/20 Cohort
5-month payback
$17
$38
FYE 3/31/21 Cohort
12-month payback
$58
$57
FYE 3/31/22 Cohort
11-month payback
$108
$121
FYE 3/31/23 Cohort
12-month payback
$147
$149
FYE 3/31/24 Cohort
Marketing Spend
Year 1 Cohort Revenue
Projected Year 1 Cohort Revenue

Note: Cohort represents new accounts acquired in a particular year. "Revenue" is defined as trading-related revenue plus net interest income generated by active accounts of cohort for relevant period. This page contains forward-looking statements that reflect assumptions, plans, estimates and beliefs and involve numerous risks and uncertainties. Please see pages 1 - 3 for information regarding non-GAAP financial measures and forward-looking statements and the Appendix for various relevant assumptions. Actual results may differ materially from those contained in any forward-looking statements.

(1) The payback period equals the number of months required to generate sufficient revenue to equal or exceed the marketing expenditures in respect of such account cohort.

21

Well-Defined Marketing Strategy to Capture the Opportunity

Expanding the marketing budget will allow TradeStation to build brand awareness in the upper funnel and support TradeStation's performance in the lower funnel. This new account acquisition strategy envisions a brand with wider awareness and recognition.

Large white space to expand marketing footprint and create self-reinforcing brand awareness.

Brand Marketing

- **OverTheTop**: YouTube, Hulu, FireTV, Facebook Watch, Sling, Real Vision, etc.
- **Display**: Programmatic, Display Partners
- **Social Media**: Facebook, Instagram, Twitter, TikTok, Reddit, Linkedin, Podcasts, etc.

Performance Marketing

- **Search Engines**: Google, Bing
- **Mobile App Stores**: Apple App Store, Google Play

Additional Marketing Opportunities

- **Affiliate Marketing**
- **Refer a Friend**

Current % of Available Digital Marketing Impressions Purchased


0.0%
OverTheTop
0.3%
Display
5.0%
Social Media
2.3%
Search Engines
0.0%
Mobile App Stores
Open Account
Digital Marketing Impressions Purchased
Available Digital Marketing Impressions

Note: This page contains forward-looking statements about assumptions, plans, estimates and beliefs concerning marketing opportunities, successful marketing strategies, and the Company's ability to achieve them, which contain numerous risks and uncertainties. Please see pages 1-3 for information regarding non-GAAP financial measures and forward-looking statements and the Appendix for various relevant assumptions. Actual results may differ materially from those contained in any forward-looking statements.
See Endnote in Appendix, slide 37, which explains the meanings of Available Digital Marketing Impressions, Digital Marketing Impressions Purchased (and Search Engines, Social Media and Display, with respect thereto) and Affiliate Marketing.

22

IV. Growth Accelerators

$ - $ 45 0 , 00 0 $ 40 0 , 00 0 $ 35 0 , 00 0 $ 30 0 , 00 0 $ 25 0 , 00 0 $ 20 0 , 00 0 $ 15 0 , 00 0 $ 10 0 , 00 0 $ 50 , 00 0 F u r t h er S i mp li f y U se r Ex p e r i e n c e A I - B a se d I n s i gh ts & E du c a t i o n P ee r - t o - P e er C o mmun i ty Fr ac t i o n a l S h a r es Debit Cards Planned Initiatives to Further Accelerate Growth: S e l f - C l e a r i n g o f S t o c k s , O p t i on s a n d F u t u r es A w a r d - W i nn i n g T r a d i n g a n d A n a ly s i s T o o l s Robust Middle and Back Office Brokerage Technology Platform that P r o vi d e s O p e r a t i n g L e v e r a g e Track Record of Sustaining Heavy Volume Without Material Disruption Core Brokerage Business Positioned to Scale Actual Projected Futures Options Equities Futures Options Equities High Performing and Scalable Self - Clearing Model 24 Note : This page contains forward - looking statements that reflect assumptions, plans, estimates and beliefs and involve numerous risks and uncertainties. Please see pages 1 - 3 f or information regarding non - GAAP financial measures and forward - looking statements and the Appendix f or various relevant assumptions. Actual results may differ materially from those contained in any forward - looking statements. (1) Gross Brokerage Revenue includes (a) commissions and fees received in respect of equities, futures and options customer accounts and transactions, which includes amounts charged to, and collected from, customers that are payable to third parties (such as futures exchange f ees), as well as payment for order flow (PFOF) received for customer trades, and (b) interest income derived from customer equities and futures accounts and securities lending. Management expects PFOF to represent an estimated 30% of Gross Brokerage Rev enue and 27% of Total Revenues for FYE 3/31/22, 35% of Gross Brokerage Revenue and 29% of Total Revenues for FYE 3/31/23 and 37% of Gross Brokerage Revenue and 28% of Total Revenues for FYE 3/31/24. Additionally, for reference PFOF represented 25% of Gross Brokerage Revenue and 23% of Total Revenues for FYE 3/31/21. $50 $100 $150 $200 $250 $300 $350 $400 $450 Gross Brok e ra g e Reven u e (1) Expansion …Driven Primarily by Equities and Options ( $ i n milli on s ) FYE 2019 FYE 2020 FYE 2021 FYE 2022E FYE 2023E FYE 2024E

21 86 263 689 1 , 6 0 0 3 , 76 1 ~ 11 , 70 0 ~ 54 , 30 0 ~ 140 , 5 0 0 Q 3 ' 2 0 Q4 ' 2 0 Q1 ' 2 1 Q 2 ' 2 1 Q3 ' 2 1 Q 4 ' 2 1 F Y E ' 2 2 F Y E ' 2 3 F Y E ' 2 4 Average Crypto Active Accounts Have Grown Rapidly (1) … a n d A re E x pe c t e d t o C on t inu e a t a n A cc ele r a t e d P a c e Note : This page contains forward - looking statements that reflect assumptions, plans, estimates and beliefs and involve numerous risks and uncertainties. Please see pages 1 - 3 f or information regarding non - GAAP financial measures and forward - looking statements and the Appendix f or various relevant assumptions. Actual results may differ materially from those contained in any forward - looking statements. (1) Activ e account means a crypto account with a positive balance. For fiscal years ending March 31. (2) Ref lects the compound annual growth rate of the actual results of the fiscal quarter ended March 31, 2021 to the estimated results for the fiscal year ended March 31, 2024. Planned Initiatives to Further Accelerate Growth: Native Integration with TradeStation Apps Support for I RA A ccounts New Cry p toc u rre n c ies Further E x pansion to No n - U. S . Cu s to m ers Cur r e nt Cr y pto Off e ri n g: Bitcoin, Bitcoin Cash, Ethereum, Litecoin, USDC Stable Coin Multiple Liquidity Sources Aggregated into One Feed T r a n s p a r e n t Pr i c i n g P o w e r f u l T r a d i n g T o o l s Robust Crypto Offering Poised for Growth Providing a Bridge Between Crypto and Traditional Asset Classes 25

Growing Strategic Alliance Business

TradeStation's multi-asset, API-driven brokerage infrastructure has been designed to power account growth through connections to third-party FinTech platforms

70+ Strategic Alliances

TradingView

ARIES

BLACKBOX STOCKS

Dynamic Trend

VectorVest

Planned Strategic Alliance Initiatives

- Account Opening API
- Account Funding API
- Customer Self-Service API

Possible New Target Industries for Strategic Alliances

- Wealth Management Platforms
- Banks & Neo Banks
- Payment Platforms



Third-Party Related Revenue
($ in millions)
$7.6
$9.8
$11.8
$33.1
$51.5
$42.2
$9.3
FYE 3/31/18
FYE 3/31/19
FYE 3/31/20
FYE 3/31/21
FYE 3/31/22E
Actual
Projected

Note: "Strategic Alliances" are business arrangements with third parties created by commercial contracts, and are not partnerships, joint ventures or any similar type of agency relationship or business combination.
"Third-Party Related Revenue" refers to revenues derived from various types of third party contractual business arrangements, including (i) API arrangements that enable third-party platforms to access TradeStation's brokerage services and back-office systems, (ii) API arrangements that enable TradeStation to access or be integrated with third-party platforms and back-office systems (such as other brokerage firms to which TradeStation licenses or makes available its platform) and (iii) customer lead referral arrangements. The Company has not included in Third-Party Related Revenue for any year amounts that were derived from any larger-sized third-party relationships that have been terminated. Larger-sized relationships are defined as any relationship that was generating over 50 accounts per month.

26

V. Financial & Valuation Overview

How TradeStation Generates Revenue

Trading-Related Revenue

Includes brokerage commissions received on equities, futures and options trading; commissions received on cryptocurrency trading; services fees; other customer fees and charges; and payments for order flow

Net Interest Income

Includes net interest income from securities lending, cryptocurrency lending, margin lending and investment returns from customer cash in custody and TradeStation assets

Subscription and Other Revenue

Includes subscriptions, B2B platform license royalties, development and technology support services provided to Monex and other miscellaneous revenues



Net Revenues
(% of Total Revenue)
7%
33%
60%
5%
35%
60%
4%
18%
78%
FYE 3/31/19
FYE 3/31/20
FYE 3/31/21
Net Revenue:
($ in millions)
$177
$189
$219

28

32 36 79 174 388 568 FYE '19 FYE '20 FYE '21 FYE '22E FYE '23E FYE '24E Marketing Initiatives Drive Accelerated Customer Acquisition… $11 $11 $17 $58 $108 $147 FYE '19 FYE '20 FYE '21 FYE '22E FYE '23E FYE '24E 91 108 146 267 548 927 FYE '19 FYE '20 FYE '21 FYE '22E FYE '23E FYE '24E Mar k e ting Sp e nd ($ i n m il lio n s) Gr o ss N e w Ac c ou n ts (thousands) T otal Accoun ts (End of Per i od, thousands) 29 Note : This page contains forward - looking statements that reflect assumptions, plans, estimates and beliefs and involve numerous risks and uncertainties. Please see pages 1 - 3 f or information regarding non - GAAP financial measures and forward - looking statements and the Appendix f or various relevant assumptions. Actual results may differ materially from those contained in any forward - looking statements. (1) Account Acquisition Cost (“AAC”) is the amount of marketing dollars invested to acquire one new account during a given period. (2) Ref lects the compound annual growth rate of the actual results of the fiscal year ended March 31, 2021 to the estimated resutls for the fiscal year ended March 31, 2024. AAC (1) : $352 $311 $220 $335 $279 $258 % of R e v . 6% 6% 8% 26% 31% 28%

$6 $5 $10 $15 $20 $24 FYE '19 FYE '20 FYE '21 FYE '22E FYE '23E FYE '24E 79 95 233 258 504 824 FYE '19 FYE '20 FYE '21 FYE '22E FYE '23E FYE '24E Note : This page contains forward - looking statements that reflect assumptions, plans, estimates and beliefs and involve numerous risks and uncertainties . Please see pages 1 - 3 f or information regarding non - GAAP financial measures and forward - looking statements and the Appendix for various relevant assumptions . Actual results may differ materially from those contained in any forward - looking statements . (1) DARTs (Daily Average Revenue Trades) : A revenue trade means one completed customer equities, options, futures or crypto trade, regardless of the number of shares, contracts or units included in such trade, and includes trades completed under the Company’s “zero commission” plans (which are supported by payment for order flow revenue) . Each “side” of a f utures tradeis counted as one revenue trade . Partial fills of an equities order on the same day are aggregated to be counted as one rev enue trade . (2) Ref lects the compound annual growth rate from the actual results from the fiscal year ended March 31 , 2021 to the estimated results for the fiscal year ended March 31 , 2024 . …Leading to Growth in Customer Assets, Volumes and Revenue T radin g Vo lu me (DAR T s (1) , thousands) 30 Cus to m er As s ets ($ i n b il lio n s) $177 $189 $219 $219 $349 $518 $ $ $ $ $ $ FYE '19 FYE '20 FYE '21 FYE '22E FYE '23E FYE '24E T otal R ev e n ue ($ i n m il lio n s)

Revenue Growth Driven by Expansion from Core and New Initiatives

($ in millions)



Trading & Trading Related Revenue
Net Interest Income & Lending Revenue
$219
$31
$119
$91
$24
$12
$11
$11
$518 (1)
FYE '21 Revenue
Equities(2)
Option & Futures(3)
Crypto(4)
Customer Cash in Custody(5)
Margin Lending(6)
Securities Lending(7)
Crypto Lending(8)
FYE '24E Revenue

Note: This page contains forward-looking statements that reflect assumptions, plans, estimates and beliefs and involve numerous risks and uncertainties. Please see pages 1 - 3 for information regarding non-GAAP financial measures and forward-looking statements and the Appendix for various relevant assumptions. Actual results may differ materially from those contained in any forward-looking statements.

(1) Includes $1 million of incremental subscription and other revenue not broken out separately in the preceding categories.
(2) Consists of commissions and payment for order flow revenue on equities trading.
(3) Consists of commissions on options and futures trading and payment for order flow revenue on options trading.
(4) Consists of commissions on crypto trading.
(5) Consists of interest earned on customer cash balances.
(6) Consists of interest charged for margin lending to customer equities accounts.
(7) Consists of interest or spreads earned from lending of fully paid and rehypothecated customer equities positions and as a conduit facilitating short sales borrowing and lending.
(8) Consists of interest earned on TradeStation and hypothecated customer crypto assets.

31

Historical and Projected Financials

($ in millions)	Fiscal Year Ended,						
	3/31/19A	3/31/20A	3/31/21A	3/31/22E	3/31/23E	3/31/24E	3 Year CAGR
Trading-Related Revenue	$106	$113	$170	$168	$281	$411	34%
Net Interest Income	59	65	40	43	59	97	35%
Subscription and Other Revenue	13	10	9	8	9	10	
Total Revenues	**$177**	**$189**	**$219**	**$219**	**$349**	**$518**	**33%**
Crypto Revenue as % of Total Revenues [1]		*0%*	*3%*	*7%*	*15%*	*21%*	
Employee Compensation & Benefits [2]	$65	$69	$73	$100	$124	$152	
Cost of Service Provided	28	31	33	38	55	83	
Marketing	11	11	17	58	108	147	
Other Spending [3]	33	36	41	50	62	71	
Total Spending	**$138**	**$147**	**$165**	**$246**	**$349**	**$453**	
Adj. EBITDA [4]	**$39**	**$42**	**$54**	**($26)**	**$0**	**$65**	
Margin %	*22%*	*22%*	*25%*	*(12%)*	*0%*	*13%*	
Depreciation & Amortization	$18	$19	$19	$20	$22	$26	
Interest Expense on Borrowings	5	4	3	2	--	--	
Adj. Pre-tax Income (Loss) [4]	**$17**	**$18**	**$32**	**($48)**	**($22)**	**$40**	

	Calendar Year Ended,					
	12/31/19A	12/31/20A	12/31/21E	12/31/22E	12/31/23E	
Total Revenues	**$183**	**$206**	**$220**	**$310**	**$471**	**32%**
YoY Growth		*12%*	*7%*	*41%*	*52%*	
Adj. EBITDA [4]	**$44**	**$46**	**$3**	**($15)**	**$44**	
Margin %	*24%*	*22%*	*2%*	*(5%)*	*9%*	

Note: This page contains forward-looking statements that reflect assumptions, plans, estimates and beliefs and involve numerous risks and uncertainties. Please see pages 1 - 3 for information regarding non-GAAP financial measures and forward-looking statements and the Appendix for various relevant assumptions. Actual results may differ materially from those contained in any forward-looking statements.

(1) Includes crypto trading and crypto lending
(2) Does not include initial or ongoing company grants anticipated to be made to employees pursuant to new public company equity compensation plans.
(3) Other spending includes communications, market data, occupancy, software maintenance, professional services, regulatory fees, travel and entertainment, insurance, and other general and administrative costs.
(4) Adj. EBITDA and Adj. Pre-tax Income (loss) are non-GAAP measures. Please see pages 1 - 3 for a definition and the Appendix for a reconciliation to the nearest GAAP measure.

32

7.3x 6.1x 5.1x 4.6x 9 . 7 x 10 .. 6 x 10 . 7 x 11 . 0 x 13 . 5 x 13 . 8 x 6 . 5 x 9.7x 8.2x 7.7x 10 . 5 x 11 . 2 x 11 . 9 x 14 . 2 x 16 . 1 x 20 . 8 x Attractive Valuation Relative to Peers TradeStation is being priced attractively compared to both legacy brokerages and FinTech new entrants (challenger brokers and crypto exchanges) Legacy Brokers FinTech New Entrants (challenger brokers and crypto exchanges) Comp M e d i a n: 11 . 2 x Comp M e d i a n : 10 . 6 x E V / C Y 2021 E R e v e nu e E V / C Y 2022 E R e v e nu e 33 Source: S&P Capital IQ, Company filings, management forecasts. Note: Market data and current consensus analyst estimates for public companies as of November 3, 2021; Multiples for de - SPAC transactions yet to close (eToro and Apex Clearing) shown based upon announced pro forma enterprise values and projected revenue metrics in public investor presentations; TradeStation multiples based upon pro forma enterprise value of $1,429 million (see Transaction Overview) and management revenue forecast (see Historical and Projected Financials); Does not reflect, as applicable, updated consensus analyst estimates or updated pro forma enterprise values, if any, published after November 3, 2021.

Highly and Strictly Confidential – For Internal Use and Discussion Purposes Only V I . A pp e n d ix

TradeStation Management Team



John Bartleman
President & CEO and Member of the Board
Years of experience:
TradeStation 22 years
Total: 27 years
Prev. Experience: Franklin Templeton



Takashi Oyagi
Chief Strategic Officer and Member of the Board
Years of experience:
TradeStation 10 years
Total: 30 years
Prev. Experience: Monex Group, Goldman Sachs, Deutsche Bank, Bank of Japan



Marc Stone
Chief Legal Officer and Member of the Board
Years of experience:
TradeStation 24 years
Total: 36 years
Prev. Experience: Bilzin Sumberg



Greg Vance
Chief Financial Officer & Treasurer
Years of experience:
TradeStation 4 years
Total: 30 years
Prev. Experience: Fidelity National Information Systems (FIS), SunGard, Thomson Reuters, Arthur Andersen LLP



Peter Korotkiy
Chief Brokerage Officer
Years of experience:
TradeStation 6 years
Total: 25 years
Prev. Experience: E*trade, TradeMonster



Michael Fisch
Chief Technology Officer
Years of experience:
TradeStation 7 years
Total: 22 years
Prev. Experience: Fidelity National Information Systems (FIS)



Hans Stimming
Chief Growth Officer
Years of experience:
TradeStation 23 years
Total: 23 years
TradeStation Only



Sarah Potter
Chief Education Officer
Years of experience:
TradeStation 2 years
Total: 18 years
Prev. Experience: SheCanTrade

35

Quantum FinTech Acquisition Corporation Team



John M. Schaible
Chairman and CEO

- Three Time Ernst & Young Entrepreneur of the Year Finalist
- Founded **NexTrade**, sold to Citigroup
- Co-Founded **MatchBook FX**
- Co-Founded **Anderen Bank**, now part of $30B Valley National
- Co-Founded **Atlas Bank**, the first electronic clearing bank



Miguel Leon
Chief Financial Officer and Director

- M&A Expert, involved in more than 80 deals in LATAM
- KPMG Lead Partner, Advisor-M&A, Latin America
- Dean of Business School in Chile, professor of Investment Banking.
- Co-Founded **Atlas Bank**
- Chairman of the Board of **Sartor Asset Managements**
- President of Monetary Club, Chile.
- Awarded Chile´s President Scholarship



Daniel Caamano V.
President and Director

- Founder, Chairman and President – **Anderen Bank**
- Founder, Chairman and President – **Atlas Bank**
- CLO – **NexTrade**
- Founder, **Caamano & Associates** Law Firm
- Intl. Banking & Finance Professor



Sandip I. Patel
Independent Director

- General Counsel, Partner, **WellCare**; sold to Soros and IPO
- **Healthease, Staywell, Comprehensive Health Management**
- Founder, CEO **Orion Group**
- Co-Founder and Director, **Anderen Bank**
- Co-Founder **Atlas Bank**
- Director, **Avatar Property & Casualty**

36

“Available Digital Marketing Impressions” is an estimate of the total number of Digital Marketing Impressions available to be purchased for a given period for TradeStation’s “Target Audience,” and is segmented by the types of campaigns TradeStation seeks to conduct (Search Engine, Social Media, and Display). “Target Audience” means the market audience a firm like TradeStation seeks to reach based on certain parameters and demographics, such as user behavior, user interests, geographical region, age and numerous other demographics and demonstrated behaviors, and this audience can be a pre - packaged, “in - house” custom audience organized and made available by providers such as Google and Facebook. The Company’s sources for estimating the size of its Target Audience in order to estimate Available Digital Marketing Impressions include Google, Twitter, Facebook, LinkedIn Ads Manager and TheTradeDesk. “Digital Marketing Impression” describes the moment at which an advertisement or any other form of digital media renders on auser's screen. This does not measure any actions taken by the user, only the appearance of the ad or impression that the user may choose at which to look and on which to click or otherwise act or not act. “Digital Marketing Impressions Purchased” means, with respect to each type of campaign (Search Engines, Social Media, and Display), the number of Digital Marketing Impressions to occur throughout the Target Audience during a specified period. With respect to such purchases by campaign segment, “Search Engine” means, for example, the Google Search Engine, “Social Media” means channels such as Twitter, Facebook, Instagram, LinkedIn, Reddit, etc., and “Display” refers to display ads such as banners, images, videos and text ads on relevant third - party sites. “Affiliate Marketing” means a lead referral program that consists of agreements with numerous third - party websites to generate online account - opening leads for TradeStation via TradeStation click - through ads on those websites. TradeStation pays a fee for each completed application or opened account. This program is facilitated through the use of a third - party vendor platform that organizes and manages these relationships, and aggregates and categorizes the third - party websites who wish to participate. Please note that the term “affiliate” as used here is not meant to imply in any way that the third - party websites are affiliates of TradeStation as they are in fact independent businesses Endnote to Page 22 37

Reconciliation to Pre-Tax Income and EBITDA

($ in millions)	FYE 3/31/19	FYE 3/31/20	FYE 3/31/21
Pre-Tax Income	$24.8	$12.4	$32.6
Swap Fair Value Gain [1]	(7.1)	--	--
Severance Expense [2]	--	--	1.7
Write-off of software [3]	0.4	2.0	--
Market Data Audit Settlement [4]	(1.2)	--	--
Crypto Timing Gains & Losses [5]	--	3.9	(2.5)
Total Adjustments	**($7.9)**	**$5.9**	**($0.8)**
Adjusted Pre-tax Income (Loss)	**$16.9**	**$18.3**	**$31.8**
Depreciation & Amortization	17.9	18.8	19.1
Interest Expense	4.6	4.4	3.1
Adjusted EBITDA (FYE 3/31)	**$39.4**	**$41.5**	**$53.9**
		CY 12/31/19	CY 12/31/20
Adjusted EBITDA (Calendar Year 12/31) [6]		**$43.8**	**$45.9**

Note:
(1) "Swap Fair Value Gain" refers to the change in fair value of an interest rate swap instrument with TradeStation's parent company (Monex) that expired 11/27/2018. There have been no further interest rate swap agreements with Monex.
(2) "Severance Expense" refers to a planned reduction-in-force (RIF) that was made in Q1 of FYE 3/31/21 as a proactive measure in response to the then-recent onset of "zero commissions" and declines in the federal funds target rates.
(3) Includes write-off of CoreFX software in FYE 3/31/19 and of NextGen OX in FYE 3/31/20.
(4) "Market Data Audit Settlement" refers to a settlement made in 3/31/19 (relating to prior periods of market data use and distribution) for an amount $1.2 million lower than had been accrued.
(5) "Crypto Timing Gains and Losses" refers to temporary gains and losses recognized due to certain mark-to-market adjustments, but later offset (netted to zero) as the asset positions were closed out. These temporary gains and losses (and related EBITDA adjustments) should not recur, as the Company has since adopted hedge accounting with respect to cryptocurrency assets and liabilities.
(6) No Swap Fair Value Gain or Market Data Audit Settlement adjustments for CY 2019 or CY 2020. The severance expense adjustment was $0 for CY 2019 and $1.7 million for CY 2020. The write-off of software adjustment was $0 for CY 2019 and a $2.0 million expense for CY 2020. The Crypto Timing Gains and Losses adjustment was $0 in CY 2019 and a $12.7 million loss for CY 2020.

38

How the Company is Projecting

TradeStation's Assumptions Include:

Revenue

- Account growth increases are driven primarily by increased marketing spend
- No significant new products, features or enhancements are required near- to mid-term for increased marketing spend to drive account growth
- Net account additions generate increased trading-related revenues, including PFOF, and increased net interest income
- Incremental gains in net interest income begin in FYE 3/31/24 generated by small increases that year in applicable interest rates, based on the 1-month USD LIBOR forward yield curve
- Revenue per account declines as customer mix changes to higher percentage of millennials / Gen Z (who have lower cash balance s to generate net interest income and trade less frequently), as well as anticipated price compression on fees and commissions generally
- Wallet share increases from growing number of customers trading multiple asset classes (primarily equities, options and crypt o)
- Among asset classes, growth in equities accounts is largest driver, followed by crypto accounts, which is highest percentage account growth driver

Expenses

- Marketing spend increases significantly, reaching ~$147 million by FYE 3/31/24. Initial increase in outlay to be partially fi nanced through the proceeds from this transaction.
- Account acquisition cost increases near-term as the Company seeks to achieve greater brand awareness, then begins to gradually decline
- Variable costs, such as cost of service provided, certain headcount-related costs and communications costs increase in line with account growth and associated revenues
- Technology infrastructure costs increase to support higher trading volumes and other aspects of growth of the business

39

Monthly Trading Volume Before, During and After COVID Period(1)

Average Equities Trades Per Account



Pre-COVID Period(1)
COVID Period(1)
Post-COVID Period(1)
Zero-Commissions (TradeStation Salutes)(2)
Zero-Commissions (Open to All)(3)
Actual(4)
Estimates(1)
Zero-Commissions Accounts
Non Zero-Commissions Accounts
20
28
35
41
62
54
37
31
37
30
29
31
6
6
7
6
10
10
7
7
8
6
7
5
A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M
FYE 3/31/20
FYE 3/31/21
FYE 3/31/22

- COVID Period showed significant spike in average per-account equities trades(5)
- Factors used to estimate average per-account trading post-COVID Period:
  - Majority of clients are on Zero-Commission plans and this mix will further increase
  - Average trades of 38 per month for Zero-Commissions (Open to All) in pre-COVID Period
  - Average trades of 24 per month for Zero-Commissions (TradeStation Salutes) in 6-month period prior to start of Zero-Commissions (Open to All) period
- A 10% increase or decrease in average monthly equities trading volume in post-COVID Period (all other things being equal) estimated to result in $5.0mm revenue increase or decrease

Note: These numbers do not include institutional accounts or equities options trades. All Zero-Commissions plan numbers from 10/2019 include non-US resident equities accounts that signed up for TS Go or TS Select, even though they pay flat fee commissions.

(1) We define the COVID Period as the period of elevated equities trading from March 2020 through March 2021. The post-COVID Period reflects April-August 2021 actual results and estimated results through the remainder of FYE 3/31/22.
(2) Zero-Commissions (TradeStation Salutes) refers to zero-commission equities account plans that have been offered to military veterans and first responders for several years prior to the COVID Period.
(3) Zero-Commissions (Open to All) refers to zero-commission equities account plans that have been offered to all customers prior to the COVID Period, including TS Go and TS Select (launched 10/2019) and TradeStation Salutes.
(4) Actual Post-COVID Period means April-August 2021.
(5) Equity options trade volume was not impacted to the same extent as equities trade volume during the COVID period. For the avoidance of doubt, there are no options trades reflected in the above chart or related calculations.

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20 . 9 2 . 6 A dd i t i o n a l PIP E I n Total Transaction Overview (1) Assumes $10 per share, excluding incentive shares (see footnotes 2 and 6), no post - closing change of control and does not include impact of dilution from warrants. In addition, does not include equity plans or compensation. (2) Includes 750,000 shares distributed to non - redeeming public shareholdersand assumes no shareholder redemptions. (3) Does not include 798,894 shares in aggregate that will be subject to certain earn - out conditions or 1,610,554 shares that Sponsor will forfeit at the closing. See Note 2 above for details regarding such earn - out conditions. (4) Includes Monex PIPE investment for 5mm shares. Does not include an additional 34.1mm shares in aggregate that could be issued to Monex if certain earn - out conditions are met. See Note 2 above for details regarding such earn - out conditions. Does not include shares potentially issued to non - Monex PIPE investors pursuant to a make - whole provision, whereby the investor will be issued additional shares such that they are made whole on the dollar amount of their original investment based on the lower of the 10 - day VWAP ending on the 60 th trading day following the effectiveness of the resale resignation statement and the VWAP for such 60 trading day period, if either is less than $10.00, with a floor of $6.50. (6) Third - party PIPE investors committing $5mm or more to receive 10% of their commitment as incremental incentive shares (assumed to be 750,000 incremental incentive shares). (7) As of 6/30/21, total debt of $228mm and cash of $118mm (net debt also excludes $65mm of firm assets available for lending related to the crypto lending business which are funded with Monex loans). (8) Over 80% of shares post closing are subject to lock - ups. Monex Group lock - up: one third of shares until earlier of 12 months and sustained $12.50 last reported sale price; one - third until earlier of 24 months and sustained $15.00 last reported sale price; and one - third until earlier of 36 months and sustained $17.50 last reported sale price. Monex’s PIPE shares are not subject to this lock - up. Sponsor lock up: until earlier of 12 months and sustained $12.50 last reported sale price. Lock - ups subject to customary permitted transferee exceptions. With respect to any stock price, sustained means the specified price (or higher) is the price for 20 out of any 30 consecutive trading days. Pro Forma Ownership (mm shares) (1)(2)(3)(4)(8) Quantum SPAC Shareholders (2) Quantum Sponsor Shares (3) TradeStation Shareholder (Monex) (4)(5) PIPE Lead Investor (5)(6) Illustrative Sources and Uses ($mm) (1)(2)(3)(4)(6) Valuation Summary ($mm) (1)(2)(3)(4)(6) 4 1 (5) (7) Note 1: This page contains forward - looking statements that reflect TradeStation’s assumptions, plans, estimates and beliefs and involve numerous risks and uncertainties. Please see pages 1 - 3 for information regarding non - GAAP financial measures and forward - looking statements and this Appendix for various relevant assumptions. Actual results may differ materiallyfrom those contained in any forward - looking statements. Note 2 : The earn - out conditions relating to Monex and SPAC Sponsor shares described in the footnotes below allow vesting of 50% of the shares subject to earn out upon a sustained VWAP of $12.50 (see footnote 8 for a definition of sustained) and vesting of the remaining 50% of such shares upon a sustained VWAP of $15.00, in each case over a five - year period. In the event that these earn - out conditions are not met within such five - year period, the right to receive such shares will be forfeited. (2) (5)(6) Pre - Money Equity Value Plus: SPAC Shareholders Plus: Sponsor Shares P l us : M on e x PIP E Sh a r e s Plus: PIPE Lead Investor Shares P l us : A dd i t i on a l PIP E I n v e s t o r S P r o F o r m a E qu i t y V a l ue Less: New Cash o Plus: Net Pro $1 , 2 9 Sources: TradeStation Shareholder (Monex) SPAC Cash in Trust Monex PIPE Investment PIPE Lead Investment A dd i t i on a l P I P E I n v e s t m e n t Total Sources $ Uses: Equity Considerati Cash Retaine Estimat To

Risk Factors

The following risk factors relate to TradeStation and its business, financial condition, results of operations and prospects, in particular in the context of TradeStation becoming a publicly-traded company as contemplated by the proposed business combination with Quantum, as described in this presentation. Accordingly, the words "we," "our," "us" and similar terms used in these risk factors refer to TradeStation in that context.

Investing in our common stock involves a high degree of risk. You should carefully consider each of the following risk factors, as well as the other information in this presentation, before deciding whether to invest in our securities. If any of the following risks actually occurs, our business, financial condition, results of operations and prospects could be materially adversely affected. In that event, the market price of our common stock could decline significantly and you could lose all or part of your investment. The risks described below are not the only risks we face. Additional risks of which we are not presently aware, or that we currently believe are immaterial, could also materially adversely affect our business, financial condition, results of operations and prospects, and the market price of our common stock could decline and you could lose part or all of your investment.

Risks Related to Our Business

- The financial projections included in this presentation represent the estimates of our management as of August 31, 2021 with respect to our potential results of operations for the periods presented and are based on a number of inputs, estimates and assumptions, certain of which are described in this presentation. There can be no assurance that any of such projections, or the inputs, estimates or assumptions on which they are based, can or will be achieved (in whole or in part) or that they are accurate in any respect.
- Our results of operations and other operating metrics may fluctuate significantly from quarter to quarter, which could result in frequent volatility in our share price.
- Our business and reputation may be harmed by changes in business, economic or political conditions or events that impact financial markets, including systemic market events or substantial or systemic regulatory events or changes.
- Because a majority of our revenue is transaction-based (including brokerage commissions and fees and payment for order flow ("PFOF")), continued commission-and-fee price compression (or elimination), or reduced levels of market trading activity, volume or volatility, or regulatory changes that limit or eliminate any of these types of revenue, may result in slower or no growth, higher account acquisition cost or reduced revenue and profitability.
- Intense competition in our industry led to "zero commission" plans for retail trading transactions. Should such commission elimination in our industry increase in scope, or begin to be offered with respect to the other asset classes we offer for trading on our platforms, such pricing pressure and any response we undertake could materially and adversely harm our ability to generate revenue.
- If we are unable to manage our growth successfully, our financial performance may suffer and our brand, reputation and company may be harmed.
- If we fail to retain existing customers or attract new customers in a cost-effective manner (or in general), or if our customers decrease their use of our products and services, our account and revenue growth could be slower than we expect or negative and our business may be materially harmed.
- Proposed legislation that would impose taxes on certain financial transactions could, if adopted, reduce our new account growth and account retention, client activity, trade volume and revenue (and increase our expenses).
- We may require additional capital to satisfy our liquidity needs and support our business growth and objectives, and this capital might be subject to delays and other limitations imposed by applicable regulations, might not be available to us on reasonable terms, if at all, and may result in shareholder dilution and limitations to our business and operations.
- A significant portion of our revenue depends on the interest income we can earn on our customers' assets in our custody. We are therefore subject to interest rate risk and fluctuations in the market, which we do not control.
- Our clearing operations expose us to liability for errors in clearing functions which could cause losses, regulatory enforcement fines and sanctions, and reputational harm.
- The loss of key employees could decrease the quality of our management and operations.

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Risk Factors (Cont.)

- We conduct our brokerage and other business operations through subsidiaries and rely primarily on dividends from our subsidiaries for our cash flows.
- Future acquisitions of, or investments in, other companies, products, technologies or specialized employees, should we decide to engage in such transactions, could require significant management attention, disrupt our business, dilute shareholder value and adversely affect our business and operations.
- We are exposed to various risks associated with our non-U.S. business, including, among others, the failure to maintain all necessary approvals, consents, licenses or registrations required to operate such non-U.S. business, unexpected changes in regulatory requirements, expropriations, fluctuations in currency exchange rates, limitation on the import and export of currency, and political, social and economic instability.
- Unfavorable media coverage, both traditional and social, could harm our business, financial condition and results of operations.
- We operate in highly competitive markets, and many of our competitors have greater resources than we do and may have products and services that may be more appealing than ours to our current and potential customers.
- Our growth will depend, in part, on the success of our important relationships with third parties, including critical vendors and third-party relationships related to marketing, lead referrals and account growth. Overreliance on certain third parties, or our inability to maintain or extend existing relationships or establish to new relationships on favorable terms or at all, may cause unanticipated costs or decreased account growth and revenue for us, negatively impact client awareness of, or engagement with, us and impact our financial performance in the future.
- Self-directed investment and trading for retail customers is a fast-changing industry with many new challengers and technologies, and if we do not keep pace with industry and technological changes and innovation and continue to provide new and innovative products and services, including those that enable us to create or retain a differentiated position in the market, our business may become less competitive and may be materially and adversely impacted.
- Our introduction of new products and services, or changes to existing products and services, could fail to attract or retain customers or generate growth and revenue.
- The continuing and long-term impact of the COVID-19 pandemic on our business, financial condition and results of operations is uncertain and may be materially adverse.

Risks Related to Our Equities, Options and Futures Brokerage Products and Services

- If we do not maintain our capital levels, or do not satisfy our cash deposit, collateral, custody, liquidity and settlement obligations, as required under applicable laws, rules and regulations and by applicable regulators, our equities, options and futures brokerage businesses may be restricted and we may be fined or subject to other disciplinary or corrective actions or even potentially being liquidated or wound down.
- Our compliance and risk management policies and procedures as a regulated financial services company may not be fully effective in identifying or mitigating noncompliance and risk exposure in the market environments or against all applicable types of risk, and we may be required to expend considerable time and cost to expand our compliance and risk infrastructure.
- Our exposure to credit risk with customers and counterparties could result in uncollectable unsecured debits and counterparty obligations and other potentially unrecoverable losses owed to us.
- Providing investment education tools could subject us to additional risks and costs, including reputational and litigation risks, and if such tools are construed to be investment advice or recommendations, we would face significant cost and disruption to our business.
- Our peer-to-peer and similar social communities and forums, which we intend to expand, may subject us to additional risks and compliance obligations and costs, in particular in areas such as investment advice, trade solicitation and market manipulation, which each would require substantial ongoing monitoring and review, at potentially significant costs, to try to prevent or mitigate inappropriate conduct in those areas.
- Applicable regulators have publically expressed a focus on peer-to-peer and similar social communities and forums in our industry, and may disagree with the appropriateness of the activities in such communities and forums, make costly inquiries and investigations, issue adverse guidance or interpretations or take detrimental enforcement actions.

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Risk Factors (Cont.)

Risks Related to Our Cryptocurrency Products and Services

- The market for cryptocurrency is fragmented, volatile and unpredictable, which may prevent customers from easily entering or liquidating their cryptocurrency positions and which may increase their losses or prevent them from realizing their gains, or result in large losses over a short period of time.
- Cryptocurrency is believed by many to attract a disproportionately high (as compared to legal tender and other asset classes) number of bad actors who engage, or seek to engage, in cyber-attacks, fraud, theft, money laundering and other crimes or illegal or prohibited activities. Additionally, transactions in cryptocurrency may be irreversible and, accordingly, losses due to fraudulent or accidental transactions may not be recoverable.
- Cryptocurrency is not legal tender, is not backed by the U.S. government (or most other governments), and customer balances are not covered by FDIC or SIPC protections. The value of a cryptocurrency may be derived in large part from the continued willingness of market participants to exchange legal tender for cryptocurrency, or a particular cryptocurrency for another, which, if such willingness diminishes or disappears, may result in permanent and total loss of value for that particular cryptocurrency.
- The underlying technology of a cryptocurrency may suddenly change, such that the new version of the cryptocurrency is no longer compatible with existing versions or there is otherwise a permanent divergence of the cryptocurrency's blockchain (often called a "Fork"), which could materially adversely impact the value, functionality and other characteristics of the cryptocurrency.
- The nascent, novel and evolving nature of cryptocurrency creates greater risks when compared to other asset classes, which in turn raises the risk of harm to our customers and us, the creation of unrecoverable losses to our customers and us, and negative regulatory and political actions. These risks may result in substantial claims and other actions being brought against us by customers, regulators and other authorities, which may result in large judgments, settlements, fines, cease-and-desist and similar orders or sanctions, which could limit our cryptocurrency business or eliminate parts of it, and which harm our brand, reputation, business, financial condition and results of operations.
- Regulation of the cryptocurrency industry is incipient, fragmented and complex and will likely change substantially. Our interpretations of any cryptocurrency regulation may be subject to challenge by the relevant regulators and our failure to comply with such regulation may negatively impact our ability to allow customers to buy, hold and sell cryptocurrencies with us in the future and may significantly and adversely affect our business, financial condition and results of operations.
- Certain state and federal regulators have recently challenged or questioned, including directly with us, the legality or appropriateness of a cryptocurrency exchange or brokerage firm hypothecating or lending its customers cryptocurrency assets that are in its custody, and/or paying interest to customers on their cryptocurrency balances. Should these practices be prohibited or limited, we may have to withdraw from or cease our cryptocurrency lending activities in certain states or totally, and no longer be able generate the revenue associated with cryptocurrency lending. Being unable to pay interest on customer cryptocurrency account balances could diminish the growth of our cryptocurrency account base or result in certain customers decreasing the amount of business they do with us or ceasing to do business with us altogether.
- Any inability on our part to maintain adequate relationships with licensors of our core cryptocurrency brokerage technology, cryptocurrency custody providers or cryptocurrency liquidity providers, or other relevant vendors or service providers, could negatively impact our operations.

Risks Related to Regulation and Litigation

- Because we self-clear all of our asset classes, we are required to be in compliance with numerous, complex and changing regulatory frameworks, rules and regulations imposed by numerous and distinct regulatory authorities and to maintain a significant regulatory financial and operations compliance infrastructure. Changes in these laws and regulations, failure to comply with these laws and regulations, and proceedings and investigations related thereto, could harm our business, financial condition and results of operations.
- Public officials have signaled an increased focus on new or additional regulations that could impact our business and require us to make significant changes to our business model and practices, including with respect to social communities, gamification, PFOF, cryptocurrency lending, and paying crypto interest on customer crypto account balances. Changes in these regulations, failure to comply with these regulations, or proceedings and investigations related thereto, could harm our business, financial condition and results of operations.

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Risk Factors (Cont.)

- PFOF represents a significant portion of our revenue and substantial reduction or elimination of PFOF could have a material adverse effect on our business, financial condition and results of operations.
- We are exposed to substantial risks of liability under federal and state securities laws, other federal and state laws and court decisions, as well as rules and regulations promulgated by the SEC, the CFTC, state securities regulators, self-regulatory organizations and foreign regulatory agencies.
- We are subject to legal proceedings and claims in the ordinary course of our business, which could cause us to incur significant legal expenses. An adverse resolution of any future legal proceedings or claims could result in a negative perception of us and have a material adverse effect on our business, financial condition and results of operations.
- We are subject to governmental laws and requirements regarding economic and trade sanctions, anti-money laundering and counter-terror financing that could impair our ability to compete in international markets or subject us to criminal or civil liability if we violate them. Failures to comply with these laws and requirements could result in substantial fines, costly undertakings and regulatory actions that could limit our business activities. These risks may be elevated for brokerage firms for self-directed investors who open accounts and execute account transactions in an online environment, particularly for brokerage firms that offer cryptocurrency investment, trading, deposits and withdrawals.
- We are subject to anti-corruption, anti-bribery and similar laws, and non-compliance with such laws can subject us to criminal or civil liability, substantial fines, costly undertakings, reputational damage and regulatory actions that could lead to significant fines or limitations our business activities.
- We cannot assure that all of our employees or agents will comply with our internal policies and applicable law, including anti-corruption, anti-bribery and similar laws. We may be ultimately held responsible for any such non-compliance. If and as we increase our international business, our compliance risks may increase.
- The expected phase-out of LIBOR could negatively impact our net interest income and could have other material adverse effects.
- Our future efforts to sell shares or raise additional capital may be subject to delays and other limitations imposed by applicable regulations.

Risks Related to Our Platform, Systems and Technology

- Our platform and systems have been, and may in the future be, subject to interruption, including extended outages, and instability due to operational and technological failures, whether internal or external, which could have a material adverse effect on our operations, brand, reputation and ability to acquire and retain customers.
- Our products and internal systems rely on software that is highly technical, and these systems may contain errors, latencies, bugs or vulnerabilities, and we may be unsuccessful in addressing or mitigating any such technical limitations, defects or vulnerabilities in our systems in a timely fashion, or at all, which could have a material adverse effect on our operations, brand, reputation and ability to acquire and retain customers.
- Our success depends in large part upon effective interoperability with mobile operating systems, networks, technologies, products, hardware and standards that we do not control.
- We rely on third parties to perform certain key functions, including provision of market data, clearing and settlement, and supporting certain product offerings and cloud-based environments, and their failure to perform those functions could materially adversely affect our business, operations, brand, reputation and ability to acquire and retain customers.
- Internet-related issues, which are largely outside of our control, including regulation, speed and quality of service, and the ability to conduct effective digital marketing, may negatively affect the quality of our services and our ability to grow and retain customer accounts.

Risks Related to Cybersecurity and Data Privacy

- Our business could be materially and adversely affected by a cybersecurity breach or other attack involving our computer and information technology systems or data, or those of our customers or third-party service providers, and could materially or permanently damage our business, financial condition and results of operations.

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Risk Factors (Cont.)

- Potential ransomware attacks are, and will likely continue to be, a large and serious threat to our business, and businesses like ours, and they are difficult to detect, prevent or defend against, and could materially or permanently damage our business, financial condition and results of operations.
- We collect, store, share, disclose, transfer, use and otherwise process customer information and other data, including personal data, and an actual or perceived failure by us or our third-party service providers to protect such information and data or respect customers' privacy could damage our reputation and brand, negatively affect our ability to retain customers and harm our business, financial condition and results of operations.
- We are subject to stringent laws, rules, regulations, policies, industry standards and contractual obligations regarding data privacy and security and may be subject to additional related laws and regulations in jurisdictions into which we expand. Many of these laws and regulations are subject to change and reinterpretation and could result in claims, changes to our business practices, monetary penalties, increased cost of operations or other harm to our business, financial condition and results of operations.

Risks Related to Our Intellectual Property

- Any failure to obtain, maintain, protect, defend or enforce our important intellectual property rights, which consist primarily of our proprietary software technology which constitutes the core platform service offerings we provide, and our "TradeStation" and other trademarks, could adversely affect our business, financial condition and results of operations.
- We have been, and may in the future be, subject to claims that we violate certain third-party intellectual property rights, principally software technology patents, which can be costly to defend and expensive to settle (even if they are meritless), and such claims, if successful, could materially adversely affect our ability to continue to provide or use important aspects of our product offerings and internal systems on reasonable terms, or at all.
- We may not be able to obtain, maintain, protect, defend or enforce our trademarks and trade names, or build name recognition in our markets, thereby harming our competitive position.
- We may be unable to continue to use the domain names that we use in our business or prevent third parties from acquiring and using domain names that infringe, misappropriate or otherwise violate, are similar to, or otherwise decrease the value of, our brand, trademarks, or service marks.
- Some of our products and services, and information technology systems, contain or use open source software, which may pose particular risks, including potential security vulnerabilities, licensing compliance issues and quality issues.
- We may be unable to halt the operations of third-party websites that aggregate or misappropriate our data or seek to impersonate us to steal business or defraud our customers or potential customers.
- If we fail to comply with our obligations under license or technology service agreements with third parties that are critical to our business or were to lose those technology license/service agreements due to actions or other facts pertaining to the licensors/service providers, and are unable to timely replace them on reasonable terms, we may be required to pay damages or lose rights and technology that are critical to our business.

Risks Related to Owning Our Stock

- A market for our common shares may not develop or be sustained, which would adversely affect the liquidity and price of our common shares. If securities or industry analysts do not publish research, or publish unfavorable research (even if inaccurate), about our business, the price and liquidity of our common shares could decline.
- Sales of a substantial number of our common shares in the public market by our existing shareholders could cause our share price to decline.
- After the closing of the business combination, a significant number of our common shares are subject to issuance upon exercise of outstanding warrants and vesting and earn-out formulas, which may result in dilution to our shareholders.
- Our future ability to pay cash dividends to shareholders is subject to the discretion of our board of directors and will be limited by our ability to generate sufficient earnings and cash flows. We do not anticipate paying any dividends for the foreseeable future.

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Risk Factors (Cont.)

- NYSE or Nasdaq, as applicable, may delist our securities from trading on its exchange, which could limit investors' ability to make transactions in our securities and subject us to additional trading restrictions.
- Having a minority ownership interest in our company will mean that you may not have meaningful influence on our management.

Risks Related to Our Relationship with Monex

- Following the business combination, Monex will continue to control the direction of our business. Monex's concentrated ownership of our outstanding common shares may prevent you and other shareholders from influencing significant decisions.
- We will be a "controlled company" within the meaning of the rules of the NYSE and Nasdaq and, as a result, will qualify for, and may rely on, exemptions from certain corporate governance requirements. If we rely on such exemptions, you will not have the same protections afforded to shareholders of companies that are subject to such requirements.
- If Monex sells a controlling interest in us to a third party in a private transaction, you may not realize any change-of-control premium on your common shares and we may become subject to the control of a presently unknown third party, whose interest may be adverse to yours.
- If Monex experiences a change in control, our current plans and strategies could be subject to change.
- We have commercial relationships with Monex. Conflicts of interest and other disputes may arise between Monex and us that may be resolved in a manner unfavorable to us or our other shareholders.
- After the business combination, certain of our officers and directors may have actual or potential conflicts of interest because of their equity interest in or relationships with Monex. Also, certain of Monex's current directors and officers currently are, and are expected to continue as, our directors, which may create conflicts of interest or the appearance of conflicts of interest.

Risks Related to Being a Public Company

- The audit opinion with respect to the audit, conducted in accordance with the Public Company Oversight Board ("PCAOB") standards, of the financial information included in this presentation has not been delivered yet. Therefore, we cannot assure you that there will not be potentially material differences between the presentation of our financial information included in this presentation and that presented in the proxy statement/prospectus prepared in connection with the proposed business combination.
- The majority of our management team has no experience managing a public company.
- We will incur increased costs as a result of operating as a public company, and our management will devote substantial time to new compliance initiatives.
- If we fail to maintain an effective system of disclosure controls and internal controls over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulators could be impaired.
- If our estimates or judgments relating to our critical accounting standards prove to be incorrect, or such standards change over time, our results of operations could be adversely affected.
- We may be unable to maintain the listing of our securities in the future.

Risks Related to the Business Combination

- Quantum may not have sufficient funds to consummate the business combination.
- We have not yet entered into a definitive agreement for a business combination with Quantum and, even if we are able to come to an agreement, the completion of the business combination will be subject to the satisfaction of certain closing conditions, including the approval of the business combination by Quantum's shareholders.

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Risk Factors (Cont.) • We and Quantum will incur significant transaction costs in connection with the business combination. • Subsequent to the completion of the business combination, the combined company maybe required to take write - downs or write - offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the combined company’s common share price, which could cause you to lose some or all of your investment. • The business combination maybe completed even though material adverse effects may result from the announcement of the business combination, industry - wide changes and other causes, and even if Quantum raises substantially less than or otherwise fails to deliver the net proceeds targeted to be raised in connection with the business combination. • Delays in completing the business combination may substantially reduce the expected benefits of the business combination. • We or Quantum, or both, maybe a target of securities class action and derivative lawsuits, which could result in substantialcosts and maydelayor prevent the business combination from being completed. 48